UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Case Decided:   May 14, 2009
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CHDT CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.01 Regulation FD:     On May 14, 2009, CHDT Corporation, a Florida corporation, (“Company”)  held an investor conference call

EXHIBIT NUMBER	DESCRIPTION

Ex. 99.1	Transcript for Investor Conference Call, May 14, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

CHDT CORPORATION

Date: May 14, 2009

/s/ Stewart Wallach, Chief Executive Officer
Stewart Wallach, Chief Executive Officer

EXHIBIT NUMBER	DESCRIPTION

Ex. 99.1	Transcript for Investor Conference Call, May 14, 2009